SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 7, 2004
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                           Equus Gaming Company, L.P.
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            (Exact name of registrant as specified in this charter)


          Virginia                       000-25306              54-1719877
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(State or other jurisdiction of    (Commission File No.)     (IRS Employer
incorporation)                                               Identification No.)


El Comandante Race Track, Main Building First Floor
65th Infantry Avenue, Rd. 3, Km. 15.3, Canovanas, P.R.             00729
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(Address of principal executive offices)                         (Zip Code)


Registrant=s telephone number, including area code:          (787) 641-5844
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ITEM 8.01. OTHER EVENTS

     On September 7, 2004 Equus Gaming Company, L.P. issued a press release announcing that on August 25, 2004, the United States District Court for the Federal District Court of Puerto Rico denied El Comandante Capital Corporation and Housing Development Associates, S.E.'s Motion to Dismiss for lack of subject matter jurisdiction, in the action for collection and foreclosure brought by Plaintiff Wells Fargo as Successor Trustee to the Indenture dated December 15, 1993 between El Comandante Capital Corporation as Issuer, Banco Popular de Puerto Rico as Original Trustee, and Housing Development Associates S.E. as Guarantor, whereby 11 3/4% First Mortgage Notes were issued in the aggregate principal amount of $68,000,000. The court further ordered El Comandante Capital Corporation and Housing Development Associates S.E. to respond to Wells Fargo's Motion for Summary Judgment no later than September 30, 2004.

     On September 7, 2004 Equus Gaming Company, L.P. issued another press release announcing that the Board of Directors in their meeting on Monday, August 23, 2004 reviewed proposals from four (4) companies for the installation and operation of "Video Gaming System" (VGS) machines at the El Comandante race track agencies throughout Puerto Rico, pursuant to the RFP issued by Housing Development Associates, S.E., an affiliated company. The Board of Directors ranked the proposals in preference order. The Board of Directors authorized the appointed committee to pursue conversations with the proponents towards a final term sheet proposal, and report back to the Board of Directors for final approval. The Board also constituted a management committee vested with the sole and absolute power and authority to direct the management and affairs of the Company until a final conclusion of a plan for the financial restructuring of the operations of El Comandante.

     The contents of the press releases are incorporated by reference to this item. A copy of the press releases are attached hereto as Exhibits 99.1 and
99.2  to  this  Current  Report.

ITEM 9.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1   Press Release dated September 7, 2004.
          99.2   Press Release dated September 7, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                        EQUUS  GAMING  COMPANY,  L.P.



                                        By:  /s/  Thomas B. Wilson
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                                             Thomas B. Wilson
                                             President & CEO


Date:  September 7, 2004


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